ALLIANCE MORTGAGE STRATEGY TRUST

ANNUAL REPORT
NOVEMBER 30, 1995



LETTER TO SHAREHOLDERS                         ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

January 17, 1996

Dear Shareholder:

The U.S. bond market posted impressive gains over the past twelve and six month periods. Despite stronger economic growth over the past six months, the rally strengthened, as restrained inflationary pressures and a more accommodative monetary policy buoyed investor confidence. Treasury and mortgage obligations both performed well, though mortgage returns were tempered by higher prepayment expectations. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined.

INVESTMENT RESULTS
Listed below is Alliance Mortgage Strategy Trust's performance through the fiscal year ended November 30, 1995. Also shown are returns for the overall short-term U.S. Government bond market, represented by the Merrill Lynch (ML) 1-3 Year U.S. Treasury Index, and the average return of Lipper's universe of 80 Adjustable Rate Mortgage (ARM) funds (complete descriptions of these unmanaged benchmarks appear on page 4):


                           Total Return as of November 30, 1995
                                      12 Months      6 Months
                                      ---------      --------
   ALLIANCE MORTGAGE STRATEGY TRUST
     Class A                           +5.91%         +3.18%
     Class B                           +5.05%         +2.71%
     Class C                           +5.06%         +2.72%

   ML 1-3 YEAR U.S. TREASURY INDEX     +10.40%        +3.82%
   LIPPER ARM FUNDS                    +3.76%         +3.11%


The Fund's total returns are based on the net asset values of each class of shares as of November 30; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Mortgage Strategy Trust Class A shares from inception through the end of November.

ECONOMIC REVIEW
While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. Fourth quarter economic growth was less robust, however. Retail sales remained weak despite significant discounting during the holiday season. Gains in real disposable income slowed and personal debt levels continued to escalate. Growth also remained sluggish in the manufacturing sector. The National Association of Purchasing Management
(NAPM) Index rose modestly to 47.3% in November but remained below 50% for five consecutive months. (A reading below 50% signals a slowdown in manufacturing output.)

Inflation data remain very favorable for the bond market. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The benign inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to cut interest rates further in the months ahead.

MORTGAGE MARKET REVIEW
During 1995, mortgage rates continued to decline. However, the incentive to refinance in 1995 differed from the 1993 experience because Treasury bill rates ended the period higher than they were in 1993. This made adjustable rate mortgages and other mortgages tied to the front end of the yield curve less attractive refinancing alternatives than they were in the last rally. Therefore, in spite of the low level of rates, prepayments for fixed rate mortgages did not reach the levels experienced in 1993.

During the reporting period overall, mortgages outperformed Treasury securities on a duration adjusted basis. During the first and third fiscal quarters, the mortgage market performed well. Second quarter was the most difficult because the continuing rally was combined with rising volatility which had a negative impact on mortgage-backed securities. While the adjustable rate mortgage market posted lower returns on an absolute basis than the other sectors, this was consistent with its much lower duration or market exposure.


1



                                               ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

PORTFOLIO ACTIVITY
During the period the portfolio was invested predominantly in mortgage- and asset-backed securities with a small allocation to Treasury securities. The percentage invested in fixed rate mortgages varied with our outlook for prepayments and the level of market volatility. For example, in the first part of the period, we held premium mortgages which increased in yield, and bought options so the portfolio would benefit in a declining rate environment. The core of the portfolio was invested in very seasoned higher coupon adjustable rate mortgages. We emphasized the importance of seasoning because these mortgages have already experienced several refinancing opportunities, therefore the balance outstanding is less sensitive to changes in interest rates. The portfolio remains neutrally constructed with respect to interest rate changes.

INVESTMENT OUTLOOK
It is our view that U.S. economic growth will remain modest in the period ahead. Our forecast calls for a fixed based year GDP growth rate of 2.0% in the first six months of the year ('fixed based year' refers to the government's traditional GDP measure versus the new 'chain-weighted' measure). With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

PROPOSED CHANGES TO INVESTMENT POLICIES
Though we continue to believe that Alliance Mortgage Strategy Trust remains attractive to investors seeking low share price fluctuation and relatively high current income, Alliance has recommended to the Fund's Board of Directors changes to the Fund's investment policies that we expect will help the Fund generate superior investment performance in all market environments by broadening the universe of investments available to the Fund. A Special Meeting of Stockholders has been called for the purpose of considering the changes. If the stockholders approve the changes, the Fund's investment orientation will shift from investing primarily in mortgage-related securities to investing primarily in U.S. Government securities, the scope of investments available to the Fund will be broadened and the Fund's name will change to 'Alliance Limited Maturity Government Fund, Inc.' Proxy materials describing the proposed changes in detail have been mailed to stockholders of record as of January 10, 1996.

Thank you for your continued interest and investment in Alliance Mortgage Strategy Trust. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President

Paul A. Ullman
Senior Vice President

Patricia J. Young
Senior Vice President


2



INVESTMENT RESULTS                             ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1995

CLASS A SHARES
                              WITHOUT         WITH
                           SALES CHARGE   SALES CHARGE
                           ---------------------------
 . One Year                    +5.91%         +1.43%
 . Since Inception*            +4.49%         +3.21%
SEC Yield                      5.35%

CLASS B SHARES
                              WITHOUT         WITH
                           SALES CHARGE   SALES CHARGE
                           ---------------------------
 . One Year                    +5.05%         +2.05%
 . Since Inception*            +3.76%         +3.76%
SEC Yield                      4.88%

CLASS C SHARES
 . One Year                    +5.06%
 . Since Inception*            +3.03%
SEC Yield                      4.89%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended November 30, 1995.


*  Inception: 6/1/92, Class A and Class B; 5/3/93, Class C.


3



                                               ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

ALLIANCE MORTGAGE STRATEGY TRUST
$10,000 INVESTMENT OVER LIFE OF FUND:
6/1/92 TO 11/30/95


$12,500
$11,500
$10,500

  $9,500
ML 1-3 YEAR
MORTGAGE STRATEGY TRUST
CLASS A: $11,170

6/1/92                11/30/95


This chart illustrates the total value of an assumed $10,000 investment in Alliance Mortgage Strategy Trust Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-3 Year Treasury Bond Index is composed of U.S. Treasury securities with maturities between one and three years.

The Lipper Adjustable Rate Mortgage Funds Average reflects performance of 80 funds. These funds have generally similar investment objectives to Alliance Mortgage Strategy Trust, though some funds in the average may have somewhat different investment policies.

When comparing Alliance Mortgage Strategy Trust to the index shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the index.


Alliance Mortgage Strategy Trust
ML 1-3 Year Treasury
Lipper ARMFunds Average


4



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995                              ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)         VALUE
----------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-88.9%
COLLATERALIZED MORTGAGE OBLIGATIONS-50.1%
ADJUSTABLE RATE-33.8%
Donaldson, Lufkin & Jenrette
  Series 1994-QE1
  7.916%, 4/25/24 (a)                           $ 9,664    $ 9,721,433
Federal Home Loan Mortgage Corp.
  Series 1325 Cl. C
  6.534%, 7/15/97 (b)                             5,442      5,482,765
Federal National Mortgage Association
  Series 1993-89 Cl. F
  6.244%, 9/25/21                                11,841     11,856,209
Housing Security, Inc.
  Series 1995-RFCI-A1
  7.285%, 10/30/18 (a)                            2,717      2,756,009
  Series 1995-B
  7.285%, 11/25/28                                9,000      9,073,170
Resolution Trust Corp.
  Series 1992-CHF Cl. A-2
  6.905%, 12/25/20                               14,423     14,684,545
Sears Mortgage Secs Corp.
  Series 1992-18A Cl. A1
  7.945%, 9/25/22                                 7,309      7,430,232
                                                           -----------
                                                            61,004,363

FIXED RATE-16.3%
Federal Home Loan Mortgage Corp.
  Series 1302-PE
  7.50%, 12/15/15                                 7,838      7,874,416
  Series 1016-Y
  9.35%, 9/15/05                                  4,941      4,972,156
Federal National Mortgage Association
  Trust 1993-16
  Cl.A 6.50%, 12/25/17                            4,280      4,276,624
Residential Funding Mortgage Secs I
  Series 1993-S37 Cl. A1
  7.00%, 10/25/23                                 4,024      4,020,523
Structured Asset Securities Corp.
  Series 1989-I Cl. C
  9.50%, 5/01/18                                  8,387      8,379,694
                                                           -----------
                                                            29,523,413

Total Collateralized Mortgage Obligations
  (cost $90,650,790)                                        90,527,776

FEDERAL HOME LOAN MORTGAGE CORP.-19.7%
  7.50%, 6/01/24-11/01/25
  (GOLD)                                         22,602     23,004,859
  8.034%, 7/01/21*                                9,640      9,877,917
  11.00%, 1/01/11-9/01/20                         2,412      2,677,909

Total Federal Home Loan Mortgage Corp.
  (cost $35,393,380)                                        35,560,685

FEDERAL NATIONAL MORTGAGE ASSOCIATION-11.5%
  7.50%, 4/01/08                                      2          1,626
  7.60%, 2/01/25                                 11,281     11,576,950
  7.63%, 10/01/19*                                6,701      6,885,044
  11.25%, 2/01/16                                 2,045      2,283,652

Total Federal National Mortgage Association
  (cost $20,763,881)                                        20,747,272

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-7.6%
  11.00%, 11/15/09-9/15/15                       10,542     11,859,392
  11.25%, 7/15/13-1/15/16 (GPM)                   1,262      1,387,750
  11.50%, 2/15/13-6/15/13 (GPM)                     387        435,071


5



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)         VALUE
----------------------------------------------------------------------
  11.50%, 4/15/13 (BD)                           $   27   $     30,188
  11.75%, 1/20/16 (GPM)                              34         37,966

Total Government National Mortgage Association
  (cost $13,705,897)                                        13,750,367

Total Mortgage-Related Securities
  (cost $160,513,948)                                      160,586,100

ASSET BACKED SECURITIES-12.6%
Advanta Mortgage Loan Trust
  Series 1995-1 Cl. A2
  7.82%, 2/25/04                                  5,000      5,004,700
  Series 1995-1 Cl. A1
  7.86%, 10/25/00                                   460        458,742
Excel Credit Corp. FRN
  Series 1994-1 Cl. A
  6.432%, 3/01/04                                 8,143      8,147,999
Student Loan Funding Corp., Inc. FRN
  Series 1993-A Cl. A1
  6.238%, 1/01/99                                 9,205      9,205,000

Total Asset Backed Securities
  (cost $22,849,517)                                        22,816,441

U.S. GOVERNMENT OBLIGATIONS-3.4%
U.S. TREASURY NOTES-3.4%
U.S. Treasury Notes
  5.875%, 11/15/05+
  (cost $6,176,795)                               6,200      6,254,250

REPURCHASE AGREEMENT-0.3%
Prudential-Bache Securities, Inc.
  5.87%, dated 11/30/95, due 12/01/95,
  collateralized by $535,000 FHLMC 1617DA,
  7.075%, 11/15/23 (cost $522,000)                  522        522,000

TOTAL INVESTMENTS-105.2%
  (cost $190,062,260)                                      190,178,791
Other assets less liabilities-(5.2)%                        (9,470,951)

NETASSETS-100%                                            $180,707,840


* Adjustable rate mortgages; stated interest rate in effect at November 30, 1995.

+   Securities segregated to collateralize reverse repurchase agreements with an aggregate market value of $6,239,758.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30,1995, these securities amounted to $12,477,442 or 6.9% of net assets.

(b) Inverse floater security. Interest rate varies inversely with the London Interbank Offered Rate (LIBOR).

    Glossary of Terms:
    BD-Builder by down.
    FHLMC-Federal Home Loan Mortgage Corp.
    FRN-Floating rate note.
    GPM-Graduated payment mortgage.

    See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995                              ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $190,062,260)         $190,178,791
  Cash                                                                   1,576
  Interest receivable                                                1,915,344
  Receivable for investment securities sold                            539,387
  Receivable for capital stock sold                                     25,995
  Deferred organization expenses                                        96,809
  Total assets                                                     192,757,902

LIABILITIES
  Reverse repurchase agreement                                       6,239,758
  Payable for investment securities purchased                        4,279,719
  Payable for capital stock redeemed                                   804,993
  Dividends payable                                                    253,828
  Distribution fee payable                                             135,245
  Advisory fee payable                                                  98,460
  Accrued expenses and other liabilities                               238,059
  Total liabilities                                                 12,050,062

NET ASSETS                                                        $180,707,840

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     18,989
  Additional paid-in capital                                       200,834,383
  Distributions in excess of net investment income                    (253,828)
  Accumulated net realized loss on investments                     (20,008,235)
  Net unrealized appreciation of investments                           116,531
                                                                  -------------
                                                                  $180,707,840

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($27,887,265/
    2,930,390 shares of capital stock issued and outstanding)            $9.52
  Sales charge-4.25% of public offering price                              .42
  Maximum offering price                                                 $9.94

  CLASS B SHARES
  Net asset value and offering price per share ($84,361,939/
    8,864,743 shares of capital stock issued and outstanding)            $9.52

  CLASS C SHARES
  Net asset value, redemption and offering price per share($68,458,636
    /7,193,623 shares of capital stock issued and outstanding)           $9.52


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995                   ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $18,489,968

EXPENSES
  Advisory fee                                        $1,563,474
  Distribution fee - Class A                             105,660
  Distribution fee - Class B                           1,102,072
  Distribution fee - Class C                             951,071
  Transfer agency                                        425,155
  Administrative                                         167,590
  Audit and legal                                        124,470
  Custodian                                               85,738
  Registration                                            81,796
  Printing                                                80,069
  Amortization of organization expenses                   55,301
  Taxes                                                   46,164
  Directors' fees                                         21,191
  Miscellaneous                                           17,716
  Total expenses before interest                       4,827,467
  Interest expense                                     1,783,170
  Total expenses                                                     6,610,637
  Net investment income                                             11,879,331

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                  (7,748,271)
  Net change in unrealized depreciation of investments               7,402,773
  Net loss on investments                                             (345,498)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $11,533,833


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 11,879,331   $ 19,530,101
  Net realized loss on investments                   (7,748,271)   (11,827,131)
  Net change in unrealized depreciation of
    investments                                       7,402,773    (5,594,513)
  Net increase in net assets from operations         11,533,833      2,108,457

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,884,462)    (3,836,051)
    Class B                                          (5,150,507)    (7,086,010)
    Class C                                          (4,464,679)    (9,332,006)
  Tax return of capital
    Class A                                            (109,742)      (320,880)
    Class B                                            (299,940)      (592,734)
    Class C                                            (260,000)      (780,607)
  Net realized gain on investments
    Class A                                                  -0-       (74,284)
    Class B                                                  -0-      (184,922)
    Class C                                                  -0-      (274,605)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (140,125,516)  (114,232,551)
  Total decrease                                   (140,761,013)  (134,606,193)

NET ASSETS
  Beginning of year                                 321,468,853    456,075,046
  End of year                                      $180,707,840   $321,468,853


See notes to financial statements.


9



STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 30, 1995                   ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                                $ 18,846,398
  Interest expense paid                              (1,783,170)
  Operating expenses paid                            (4,947,386)
  Net increase in cash from operating activities                  $ 12,115,842

INVESTING ACTIVITIES:
  Purchase of long-term portfolio investments      (818,638,650)
  Proceeds from disposition of long-term
    portfolio investments                           998,022,949
  Proceeds of short-term portfolio investments,net   24,705,157
  Loss on closed futures contracts                   (2,104,263)
  Net increase in cash from investing activities                   201,985,193

FINANCING ACTIVITIES*:
  Decrease in reverse repurchase agreements, net    (59,626,242)
  Net redemptions from capital stock transactions  (149,705,297)
  Cash dividends paid                                (6,817,905)
  Net decrease in cash from financing activities                  (216,149,444)
  Net decrease in cash                                              (2,048,409)
  Cash at beginning of year                                          2,049,985
  Cash at end of year                                             $      1,576

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations            $ 11,533,833

ADJUSTMENTS:
  Decrease in interest receivable                  $    379,828
  Net realized loss on investments                    7,748,271
  Net change in unrealized depreciation              (7,402,773)
  Accretion of bond discount                            (23,398)
  Decrease in deferred and other assets                  67,323
  Decrease in accrued expenses                         (187,242)
  Total adjustments                                                    582,009

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                    $ 12,115,842


* Non-cash financing activities not included herein consist of reinvestment of dividends.

   See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995                              ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Mortgage Strategy Trust, Inc. (the 'Fund'), was incorporated in the state of Maryland on April 8, 1992 as a diversified, open-end management investment company. The Fund currently offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Fixed-income securities are valued on the basis of prices provided by a pricing service and brokers. However, securities which are traded over-the-counter and on a national securities exchange may be valued according to the broadest and most representative market. It is expected that, for the fixed-income securities and options in which the Fund invests, this ordinarily will be the over-the-counter market. Securities not priced in this manner are valued at the latest quoted bid price, or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Other securities for which quotations are not readily available or illiquid securities are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $276,500 have been deferred and are being amortized on a straight-line basis through August 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Fee income is generated by participating in forward commitments, in which the Fund agrees to the delayed settlement of securities. By agreeing to the delayed settlement of securities, the Fund receives a fee from the seller. The fee is accrued from the settlement date of the associated sale transaction to the purchase settlement date. Security transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts and premiums as adjustments to interest income. Security gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassifications were the result of a tax return of capital. The reclassifications resulted in a net decrease to distributions in excess of net investment income and a corresponding decrease to additional paid-in capital of $711,121. Net assets were not affected by the change.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 2.5% of the first $30 million of its average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

average daily net assets in excess of $100 million. No such reimbursement was required for the year ended November 30, 1995. Pursuant to the advisory agreement, the Fund paid $167,590 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $218,090 for the year ended November 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $7,584 from the sale of Class A shares and $470,467 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended November 30, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $785,406 and $2,304,343 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $769,715,713 and $997,448,708, respectively, for the year ended November30, 1995.

At November 30, 1995, the cost of securities for federal income tax purposes was $190,081,603. Accordingly, gross unrealized appreciation of investments was $699,024 and gross unrealized depreciation of investments was $601,836 resulting in net unrealized appreciation of $97,188.

At November 30, 1995, for federal income tax purposes the Fund had a capital loss carryforward of $19,988,892 of which $219,463 expires in the year 2000; $177,358 expires in the year 2001, $11,863,143 expires in the year 2002 and $7,728,928 expires in the year 2003.

1. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases put and call options on U.S. securities that are traded on U.S. exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums


12



                                               ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

2. FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell interest rate futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                 SHARES                      AMOUNT
                       -------------------------  -----------------------------
                        YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                       NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,
                           1995          1994          1995            1994
                       -----------  ------------  -------------  --------------
CLASS A
Shares sold               854,241    10,402,991   $  8,085,552   $ 102,403,447
Shares issued in
  reinvestment of
  dividends and
  distributions            97,452       196,834        922,047       1,920,619
Shares redeemed        (2,559,958)  (12,019,791)   (24,225,739)   (116,943,609)
Net decrease           (1,608,265)   (1,419,966)  $(15,218,140)  $ (12,619,543)

CLASS B
Shares sold             2,656,458     8,985,316   $ 25,126,058   $  87,892,802
Shares issued in
  reinvestment of
  dividends and
  distributions           262,019       517,255      2,480,720       5,040,145
Shares redeemed        (8,392,989)  (12,081,682)   (79,485,822)   (117,377,470)
Net decrease           (5,474,512)   (2,579,111)  $(51,879,044)  $ (24,444,523)

CLASS C
Shares sold             2,193,838    28,575,040   $ 20,770,913   $ 281,368,499
Shares issued in
  reinvestment of
  dividends and
  distributions           251,819       796,235      2,383,642       7,769,566
Shares redeemed       (10,156,950)  (37,474,348)   (96,182,887)   (366,306,550)
Net decrease           (7,711,293)   (8,103,073)  $(73,028,332)  $ (77,168,485)


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of November 30, 1995, the Fund had entered into the following reverse repurchase agreement:


    AMOUNT       BROKER     INTEREST RATE       MATURITY
 ----------   -----------   -------------   ----------------
 $6,239,758   J.P. Morgan       5.80%       December 7, 1995


For the year ended November 30, 1995, the maximum amount of reverse repurchase agreements outstanding was $91,661,915, the average amount outstanding was approximately $31,521,000, and the daily weighted average interest rate was 5.66%.


14



FINANCIAL HIGHLIGHTS                           ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS A
                                            ----------------------------------------------
                                                YEAR ENDED NOVEMBER 30,      JUNE 1,1992*
                                            ------------------------------        TO
                                               1995       1994      1993     NOV. 30,1992
                                            ----------  --------  --------  --------------
Net asset value, beginning of period          $9.51       $9.94     $9.84    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .52(e)      .42       .57       .35(a)
Net realized and unrealized gain (loss)
  on investments                                .02        (.32)      .11      (.17)
Net increase in net asset value from
  operations                                    .54         .10       .68       .18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.50)       (.48)     (.58)     (.34)
Tax return of capital                          (.03)       (.04)       -0-       -0-
Distributions from net realized gains            -0-       (.01)       -0-       -0-
Total dividends and distributions              (.53)       (.53)     (.58)     (.34)
Net asset value, end of period                $9.52       $9.51     $9.94    $ 9.84

TOTAL RETURN
Total investment return based on net
  asset value (1)                              5.91%       1.03%     7.02%     1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $27,887     $43,173   $59,215   $24,186
Ratio of expenses to average net assets        2.14%       1.34%     1.54%     1.44%(b)(d)
Ratio of expenses to average net assets
  excluding interest expense (c)               1.41%       1.20%     1.33%     1.42%(b)
Ratio of net investment income to average
  net assets                                   5.53%       4.78%     5.66%     6.58%(b)
Portfolio turnover rate                         293%        375%      499%      101%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS B
                                            -------------------------------------------------
                                                  YEAR ENDED NOVEMBER 30,      JUNE 1,1992*
                                            --------------------------------        TO
                                               1995        1994      1993      NOV. 30,1992
                                            ----------  ---------  ---------  ---------------
Net asset value, beginning of period          $9.52        $9.94      $9.84     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .46(e)       .39        .49        .31(a)
Net realized and unrealized gain (loss)
  on investments                                .01         (.35)       .12       (.17)
Net increase in net asset value from
  operations                                    .47          .04        .61        .14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.44)        (.42)      (.51)      (.30)
Tax return of capital                          (.03)        (.03)        -0-        -0-
Distributions from net realized gains            -0-        (.01)        -0-        -0-
Total dividends and distributions              (.47)        (.46)      (.51)      (.30)
Net asset value, end of period                $9.52        $9.52      $9.94     $ 9.84

TOTAL RETURN
Total investment return based on net
  asset value (1)                              5.05%         .42%      6.27%      1.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $84,362     $136,458   $168,157   $149,188
Ratio of expenses to average net assets        2.85%        2.08%      2.26%      2.13%(b)(d)
Ratio of expenses to average net assets
  excluding interest expense (c)               2.11%        1.91%      2.07%      2.10%(b)
Ratio of net investment income to average
  net assets                                   4.83%        4.12%      4.98%      6.01%(b)
Portfolio turnover rate                         293%         375%       499%       101%


See footnote summary on page 17.


16



                                               ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS C
                                           ------------------------------------
                                          YEAR ENDED NOVEMBER 30,  MAY 3,1993**
                                           ---------------------        TO
                                              1995        1994     NOV. 30,1993
                                           ----------  ---------  -------------
Net asset value, beginning of period         $9.52        $9.94       $9.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .46(e)       .37         .27
Net realized and unrealized gain (loss)
  on investments                               .01         (.33)       (.03)
Net increase in net asset value from
  operations                                   .47          .04         .24

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.44)        (.42)       (.28)
Tax return of capital                         (.03)        (.03)         -0-
Distributions from net realized gains           -0-        (.01)         -0-
Total dividends and distributions             (.47)        (.46)       (.28)
Net asset value, end of period               $9.52        $9.52       $9.94

TOTAL RETURN
Total investment return based on net
  asset value (1)                             5.06%         .42%       2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $68,459     $141,838    $228,703
Ratio of expenses to average net assets       2.85%        2.04%       1.74%(b)
Ratio of expenses to average net assets
  excluding interest expense (c)              2.10%        1.89%       1.58%(b)
Ratio of net investment income to
  average net assets                          4.84%        4.10%       3.70%(b)
Portfolio turnover rate                        293%         375%        499%


*   Commencement of operations.
**  Commencement of distribution.

(a) Net of expenses waived by the Adviser.

(b) Annualized.

(c) Net of interest expenses on reverse repurchase agreements (see Note F).

(d) If the Fund had borne all expenses, the expense ratios would have been 1.55% for Class A shares and 2.28% for Class B shares.

(e) Based on average shares outstanding.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


17



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                           ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE MORTGAGE STRATEGY TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Mortgage Strategy Trust, Inc., including the portfolio of investments, as of November 30, 1995, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Mortgage Strategy Trust, Inc. at November 30, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 15, 1996


18



                                               ALLIANCE MORTGAGE STRATEGY TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
PAUL A. ULLMAN, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



ALLIANCE MORTGAGE STRATEGY TRUST
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL A
MUTUAL FUNDS WITHOUT THE MYSTERY.SM

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

MSTAR